UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported) April 9, 2002


                              Futronix Group, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                    000-29943                    86-0979534
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


     1760 S. Dimensions Terrace,
            Homasassa, FL                                           34448
(Address of principal executive offices)                          (Zip Code)


                                 (352) 628-1900
               Registrant's telephone number, including area code


                                 FourthCai, Inc.
              10245 East Via Linda, Suite 220, Scottsdale, AZ 85285
          (Former name or former address, if changed since last report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On April 9, 2002 a change in control of FourthCai, Inc. occurred pursuant to an Agreement and Plan of Reorganization among FourthCai, Inc., a Nevada corporation ("FourthCai"), Futronix, Inc., a Florida corporation, and Corporate Architects, Inc., a Nevada corporation. A copy of the Agreement and Plan of Reorganization is attached as Exhibit 2. As agreed by all of the shareholders of both companies, FourthCai acquired 100% of the issued and outstanding stock of Futronix in exchange for 9,299,500 newly issued shares of FourthCai. Immediately prior to this stock exchange transaction, the majority shareholder of FourthCai approved and completed a reverse stock split that reduced the number of issued and outstanding shares of FourthCai, Inc. to from 5,040,000 shares 700,000 shares.

The result of these transactions was to cause the shareholders of FourthCai who owned 5,040,000 shares before the transactions, to own 700,000 shares of FourthCai after the transactions, and the shareholders of Futronix to own 9,299,500 shares of FourthCai after the transactions.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 20, 2002, the Board of Directors of Futronix and all of the shareholders of Futronix approved and agreed to the transfer of all of the issued and outstanding shares of Futronix to FourthCai in exchange for 9,299,500 newly issued shares of FourthCai common stock, with such transfer to be effective as of April 9, 2002.

ITEM 5. OTHER EVENTS.

On April 1, 2002, the First Article of the Articles of Incorporation of FourthCai, Inc. was amended, changing the name of the registrant to Futronix Group, Inc.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Effective April 9, 2002, Mr. Edmond Lonergan, the registrant's sole officer and director, appointed Mr. Nevin Jenkins as an additional member of the Board of Directors of the registrant. Mr. Lonergan then tendered his resignation as an officer of the registrant and as a member of the Board of Directors of the registrant. A copy of Mr. Lonergan's letter of resignation is attached as
Exhibit 17.

Effective April 9, 2002, the board accepted the resignation of Mr. Lonergan as a director and officer of the registrant. Mr. Rande Newberry was appointed to fill the vacancy left by Mr. Lonergan's resignation. Concurrently therewith, Mr. Jenkins was elected President and Chief Executive Officer of the registrant and Mr. Rande Newberry was elected Vice President, Secretary and Treasurer.

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
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  The  unaudited  financial  statements  of  Futronix,  Inc.  are attached as
     Exhibit 99.1.

(b) The unaudited pro forma consolidated financial statements of the merged Companies are attached as Exhibit 99.2.

(c)  Exhibit Description

     Exhibit 2     Agreement and Plan of Reorganization

     Exhibit 17.   Letter of Resignation

     Exhibit 99.1  Unaudited Financial Statements of Futronix, Inc.

     Exhibit 99.2  Pro Forma Financial Statements of the merged companies

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Futronix Group, Inc.
                                           (Registrant)


                                        /s/ Nevin  Jenkins
Date April 16, 2002                     ----------------------------------------
                                        Nevin  Jenkins
                                        President and Chief Executive Officer

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